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                                  EXHIBIT 10.1

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AMENDMENT TO DOCUMENTS


                   AMENDMENT NO. 3 TO BUSINESS LOAN AGREEMENT

        This Amendment No. 3 (the "Amendment") dated as of November 20, 2001, is between Bank of America, N.A. (the "Bank"), formerly Bank of America National Trust and Savings Association, and Sport Chalet, Inc. (the "Borrower").


                                    RECITALS

        A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of June 19, 1998, as previously amended (the "Agreement").

        B. The Bank and the Borrower desire to further amend the Agreement.


                                    AGREEMENT

        1. DEFINITIONS. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

        2. AMENDMENTS. The Agreement is hereby amended as follows:

           2.1 Paragraph 1.1 of the Agreement is deleted in its entirety.

           2.2 In Paragraph 2.1(a) of the Agreement, the amount "Twenty Million Dollars ($20,000,000)" is substituted for the amount "Ten Million Dollars ($10,000,000)".

           2.3 Paragraph 2.3(a) of the Agreement is amended to read in its entirety as follows:

               (a) Unless the Borrower elects an optional interest rate as described below, the interest rate is the Bank's Prime Rate."

           2.4 Paragraph 2.6(a) of the Agreement is amended to read in its entirety as follows:

               (a) The "Short Term Fixed Rate" means the Short Term Fixed Rate plus 1.75 percentage points."

           2.5 Paragraphs 2.6(d) and 2.6(e) of the Agreement are amended to read in their entirety as follows:

               (d) The interest periods during which the Short Term Fixed Rate will be in effect will be no shorter than 7 days and no longer than one year.

               (e) Each Short Term Fixed Rate Portion will be for an amount not less than the following:

                   (i) for interest periods of 91 days or longer, Five Hundred Thousand Dollars ($500,000).

                   (ii) for interest periods of between 30 days and 90 days, One Million Dollars ($1,000,000).

                   (iii) for interest periods of between 7 days and 29 days, an amount which, when multiplied by the number of days in the applicable interest period, is not less than thirty million (30,000,000) dollar-days.

           2.6 In Paragraph 2.7 of the Agreement, the first sentence is amended to read in full as follows:

               "The Borrower may elect to have all or portions of the principal balance of the line of credit bear interest at the Offshore Rate plus 1.75 percentage points."

           2.7 Paragraphs 2.7(a) and 2.7(b) of the Agreement are amended to read in their entirety as follows: "(a) The interest period during which the Offshore Rate will be in effect will be no shorter than 7 days

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                and no longer than one year. The last day of the interest period will be determined by the Bank using the practices of the offshore dollar inter-bank market.

                (b) each IBOR Rate Portion will be for an amount not less than the following:

                    (i) for interest periods of 91 days or longer, Five Hundred Thousand Dollars ($500,000).

                    (ii) for interest periods of between 30 days and 90 days, One Million Dollars ($1,000,000).

                    (iii) for interest periods of between 7 days and 29 days, an amount which, when multiplied by the number of days in the applicable interest period, is not less than thirty million (30,000,000) dollar- days.

           2.8 In Paragraph 2.8 of the Agreement, the first sentence is amended to read in full as follows:

                "The Borrower may elect to have all or portions of the principal balance bear interest at the LIBOR Rate plus 1.75 percentage points."

           2.9 Paragraph 2.8(b) of the Agreement is amended to read in its entirety as follows:

                "(b) Each LIBOR Rate Portion will be for an amount not less than the following:

                     (i) for interest periods of four months or longer, Five Hundred Thousand Dollars ($500,000).

                     (ii) for interest periods of one, two or three months, One Million Dollars ($1,000,000).

                     (iii) for interest periods of one, two or three weeks, an
                           amount which, when multiplied by the number of days in the applicable interest period, is not less than thirty million (30,000,000) dollar-days."

           2.10 Paragraph 8.5 of the Agreement is amended to read in its entirety as follows:


                "8.5 FIXED CHARGE COVERAGE RATIO. To maintain a Fixed Charge Coverage ratio of the amounts indicated for each period specified below:

                     Period                                          Ratio
                     ------                                          -----
                     From the date of this Amendment No. 3
                     through December 31, 2001                       90:1.0

                     From January 1, 2002 and thereafter            1.0:1.0

                     "Fixed Charge Coverage Ratio" is defined as net profit after taxes plus interest expense, depreciation, amortization, less dividends, loans and advances to parents, affiliates and officers divided by current portion long term debt, interest expense, and non-financed capital expenditures. This ratio will be calculated at the end of each fiscal quarter, using the results of that quarter and each of the 3 immediately preceding quarters. The current portion of long term debt will be measured as of the last day of the preceding fiscal year."

           2.11 Paragraph 8.10 of the Agreement is amended to read in its entirety as follows:

                "8.10 PAYDOWN PERIOD. To reduce the amount of advances outstanding under this Agreement to zero for a period of at least 30 consecutive days between January 1, 2002 and August 31, 2002."

        3. REPRESENTATIONS AND WARRANTIES. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a)there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized,

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and does not conflict with any of the Borrower's organizational papers, and (d)
this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound.

        4. CONDITIONS. This Amendment will be effective when the Bank receives the following items, in form and content acceptable to the Bank:

           4.1 A fee in the amount of Ten Thousand Dollars ($10,000).

        5. EFFECT OF AMENDMENT. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

        This Amendment is executed as of the date stated at the beginning of this Amendment.



BANK OF AMERICA, N.A.                             SPORT CHALET, INC.



/s/   Jeffrey A. Thom                             /s/   Howard Kaminsky
--------------------------                        ---------------------------
By: Jeffrey A. Thom,                              By: Howard Kaminsky,
    Vice President                                    Chief Financial Officer

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